Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes
20.	INCOME TAXES

Loss from continuing operations, before income tax and discontinued operations attributable to different jurisdictions was as follows:

	Years ended December 31,
	2014	2013	2012
Russia	(2,343,202)	(630,392)	(669,215)
Switzerland	(6,198)	(592,724)	(24,699)
British Virgin Islands	(36,592)	38,129	16,808
Romania	—	(87,006)	(340,988)
Lithuania	855	1,048	(10,832)
Kazakhstan	—	(4,524)	(13,107)
USA	(1,477)	(3,045)	460
Other	(683,248)	(347,264)	5,514

Total	(3,069,862)	(1,625,778)	(1,036,059)

	Years ended December 31,
	2014	2013	2012
Current income tax expense (benefit)
Russia	137,014	106,297	238,156
Switzerland	305	275	(4,583)
Romania	—	—	(94)
Lithuania	—	—	—
Kazakhstan	—	—	—
USA	637	(526)	7
Other	33,054	2,796	8,239

	171,010	108,842	241,725
Deferred income tax expense (benefit)
Russia	(346,913)	9,966	7,639
Switzerland	388	(2,187)	1,434
Romania	—	—	(14,450)
Lithuania	—	6	(116)
Kazakhstan	—	195	327
USA	(262)	—	118
Other	(8,131)	(37,730)	5,924

	(354,918)	(29,750)	876

Total income tax (benefit) expense	(183,908)	79,092	242,601

In January 2013, the Group created the consolidated group of taxpayers in accordance with part one of the Tax code of the Russian Federation, under the Federal law of the Russian Federation of November 16, 2011 No. 321-FZ. The existence of the consolidated group of taxpayers is subject to compliance with several conditions stated in the Tax code of the Russian Federation. The Group believes that these conditions are satisfied as of December 31, 2014. As of January 1, 2013, the consolidated group of taxpayers consisted of 16 subsidiaries of the Group, together with Mechel OAO, which is the responsible taxpayer under the agreement. As of January 1, 2014, the number of subsidiaries included in the consolidated group of taxpayers increased to 20 participants.

For subsidiaries which are not included in the consolidated group of taxpayers, income taxes are calculated on an individual subsidiary basis. Deferred income tax assets and liabilities are recognized in the accompanying consolidated financial statements in the amount determined by the Group in accordance with ASC 740.

Taxes represent the Group’s provision for profit tax. During 2012-2014, income tax was calculated at 20% of taxable profit in Russia, at 10.8% in Switzerland, at 16% in Romania, at 15% in Lithuania, at 20% in Kazakhstan. The Group’s subsidiaries incorporated in Liechtenstein and British Virgin Islands are exempt from profit tax. In the U.S., the tax rates were as follows: 39.55% in 2013-2014, 40.0% in 2012. Amendments in the tax legislation of the United Kingdom resulted in the decrease in tax rate from 24% in 2010-2012 to 23% since April 1, 2013 and to 21% since April 1, 2014. The tax legislation of Ukraine was amended to decrease the statutory income tax rate to 21% from January 1, 2012, 19% from January 1, 2013 and 18% from January 1, 2014 and thereafter.

The reconciliation between the income tax (benefit) expense computed by applying the Russian enacted statutory tax rates to the income from continuing operations before tax and non-controlling interest, to the income tax expense reported in the financial statements is as follows:

	Years ended December 31,
	2014	2013	2012
Theoretical income tax (benefit) expense computed on income before taxes at Russian statutory rate (20%)	(613,972)	(325,156)	(207,212)
Effects of other jurisdictions and permanent differences:
Non-deductible interest expenses	92,344	—	—
Other non-deductible expenses and non-taxable income, net	160,550	131,486	299,994
Social expenditures	2,768	4,618	3,888
Change in valuation allowance	21,574	195,971	125,056
Change in unrecognized tax benefits under ASC 740	(30,378)	61,230	17,598
Different tax rates in foreign jurisdictions	2,783	5,800	(268)
Fines and penalties related to taxes	12,605	631	5,988
Effect from disposal of subsidiaries	—	16,874	—
Unrecognized tax position of prior periods recognized in 2014	114,212	—	—
Other permanent differences	53,606	(12,362)	(2,443)

Income tax (benefit) expense, as reported	(183,908)	79,092	242,601

The deferred tax balances were calculated by applying the currently enacted statutory tax rate in each jurisdiction applicable to the period in which the temporary differences between the carrying amounts and tax base (both in respective local currencies) of assets and liabilities are expected to reverse.

The amounts reported in the accompanying consolidated financial statements consisted of the following:

	December 31, 2014	December 31, 2013
Deferred tax assets, current
Inventory	2,631	8,161
Net operating loss carry-forwards	99,826	3,252
Bad debt allowance	14,772	10,749
Timing difference in cost recognition	969	25,677
Accrued liabilities	10,145	4,854
Vacation provision	1,217	2,269
Other	372	5,973

Total deferred tax asset, current	129,932	60,935
Valuation allowance for deferred tax assets, current	(4,693)	(4,444)

Total deferred tax asset net of valuation allowance, current	125,239	56,491

Deferred tax assets, non-current
Net operating loss carry-forwards	721,004	736,880
Asset retirement obligation	2,012	3,352
Property, plant and equipment	23,847	29,112
Pension obligations	—	—
Borrowings — exercise of cross currency option	62,786	—
Other	10,300	1,388

Total deferred tax assets, non-current	819,949	770,732
Valuation allowance for deferred tax assets, non-current	(526,081)	(598,998)

Total deferred tax asset net of valuation allowance, non-current	293,868	171,734

Total deferred tax asset, net	419,107	228,225

Deferred tax liabilities, current
Timing difference in revenue recognition	1,228	2,146
Timing difference in cost recognition	10,444	4,995
Inventories	14,491	43,646
Bad debt allowance	4,971	6,621
Other	10,775	11,766

Total deferred tax liabilities, current	41,909	69,174

Deferred tax liabilities, non-current
Property, plant and equipment	255,870	377,376
Mineral licenses	142,795	261,060
Timing difference in cost recognition	209	3,057
Other	2,015	31,416

Total deferred tax liabilities, non-current	400,889	672,909

Total deferred tax liability	442,798	742,083

A deferred tax liability of approximately $2,898 and $2,868 as of December 31, 2014 and, 2013, respectively, has not been recognized for temporary differences related to the Group’s investment in foreign subsidiaries primarily as a result of unremitted earnings of consolidated subsidiaries, as it is the Group’s intention, generally, to reinvest such earnings permanently.

Similarly, a deferred tax liability of $19,401 and $51,369 as of December 31, 2014 and 2013, respectively, has not been recognized for temporary difference related to unremitted earnings of consolidated domestic subsidiaries as management believes the Group has both the ability and intention to effect a tax-free reorganization or merger of major subsidiaries into Mechel.

For financial reporting purposes, a valuation allowance is recognized to reflect management’s estimate for realization of the deferred tax assets. Valuation allowances are provided when it is more likely than not that some or all of the deferred tax assets will not be realized in the future. These evaluations are based on expectations of future taxable income and reversals of the various taxable temporary differences. Deferred tax assets on net operating loss carry forwards which are considered to be realized in the future, are mostly related to the Russian subsidiaries. For the Russian income tax purposes, certain subsidiaries of the Group have accumulated tax losses incurred primarily in 2009-2014, which may be carried forward for use against their future income within 10 years in the full amounts.

As of December 31, 2014 and 2013, deferred tax assets on net operating loss carry forwards for statutory income tax purposes amounted to $820,830 and $740,132, respectively. As management concluded that the utilization of a substantial portion of such losses is not probable, the valuation allowances in the amount of $503,250 and $579,128 were recorded against net operating loss carry forwards by the Group as of December 31, 2014 and 2013, respectively.

Unrecognized tax benefits

Unrecognized income tax benefits of $31,444, including interest and penalties of $2,656, as of December 31, 2014 and $78,332, including interest and penalties of $13,789, as of December 31, 2013 were recorded by the Group in the accompanying consolidated balance sheets.

The reconciliation of the beginning and ending amount of unrecognized income tax benefits, net of interest and penalties, is as follows:

	2014	2013
Unrecognized income tax benefits at the beginning of year	64,543	16,703
Increases as a result of tax positions taken during a prior period	3,478	52,567
Decreases as a result of tax positions taken during the prior period	—	—
Decreases as a result of settlements with tax authorities	(6,346)	—
Decreases as a result of a lapse of the applicable statute of limitations	(18,536)	—
Decreases as a result of tax positions taken during the current period	—	(1,806)
Translation difference	(14,351)	(2,921)

Unrecognized income tax benefits at the end of year	28,788	64,543

All unrecognized income tax benefits, if recognized, would affect the effective tax rate. Interest and penalties recognized in accordance with ASC 740 are classified in the financial statements as income taxes. The Group recognized interest and penalties of $nil and $10,468 for the years ended December 31, 2014 and 2013, respectively.

As of December 31, 2014, the tax years ended December 31, 2012-2014 remained subject to examination by Russian tax authorities. As of December 31, 2014, the tax years ended December 31, 2009-2014 remained subject to examination by Swiss, Liechtenstein, Belgium and the U.S. tax authorities. In some companies certain periods were reviewed by the tax authorities and based on the history the Group believes that probability of the repetitive review is less than 10%.

Although the Group believes it is more likely than not that all recognized income tax benefits would be sustained upon examination, the Group has recognized some income tax benefits that have a reasonable possibility of successfully being challenged by the tax authorities.

On January 9, 2014, the Group failed to sustain its position in the court with respect to the income tax claims in the amount of 3,977 million rubles ($114,212 at exchange rate as of the transaction date), including penalties and fines. The Group does not intend to appeal the decision. The Group recognized this income tax as income tax expense included in the line Unrecognized tax position of prior periods recognized in the income tax reconciliation in 2014.